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                                                                   EXHIBIT 10.22


               FIRST AMENDMENT TO THE MANHATTAN ASSOCIATES, INC.
                              STOCK INCENTIVE PLAN

     THIS FIRST AMENDMENT TO THE MANHATTAN ASSOCIATES, INC. STOCK INCENTIVE PLAN (the "Amendment") is made effective as of the 12th day of August, 1998 (the "Effective Date"), by MANHATTAN ASSOCIATES, INC., a corporation organized under and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term as in the Manhattan Associates, Inc. Stock Incentive Plan (the "Plan"), unless otherwise stated herein.

                             W I T N E S S E T H :

     WHEREAS, the Plan was adopted by the Board of Directors and approved by the shareholders of the Company in February 1998; and

     WHEREAS, the Board of Directors of the Company desires to amend the Plan to increase the number of shares that may be granted under the Plan;

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

     SECTION 1. Section 3 of the Plan is hereby amended by deleting the first sentence of Section 3 of the Plan in its entirety and substituting in lieu thereof the following:

                 "The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed six million (6,000,000), as adjusted pursuant to Section 11, less the number of Shares subject to options issued under the Manhattan Associates, LLC Option Plan."

     SECTION 2. Except as specifically amended by this Amendment, the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the Company has caused this FIRST AMENDMENT TO THE MANHATTAN ASSOCIATES, INC. STOCK INCENTIVE PLAN to be executed on the Effective Date.

                                      MANHATTAN ASSOCIATES, INC.


                                      By:  /s/ Alan J. Dabbiere
                                           ---------------------------
                                           Alan J. Dabbiere, President
ATTEST:


By:  /s/ David K. Dabbiere
     ----------------------------
     David K. Dabbiere, Secretary